SUMMARY PROSPECTUS NOVEMBER 1, 2022

Sit Small Cap Dividend Growth Fund	TRADING SYMBOL: SSCDX-SDFSX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.sitfunds.com/documents. You can also get this information at no cost by calling 800-332-5580 or by sending an email request to info@sitinvest.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the prospectus will also be available from your financial intermediary. The Fund’s prospectus and statement of additional information (SAI), both dated November 1, 2022, are incorporated by reference into this summary prospectus and may be obtained at no cost online at the website, phone number, or email address listed above.

INVESTMENT OBJECTIVE

Sit Small Cap Dividend Growth Fund (the “Fund”) primarily seeks to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables or the examples below.

	Class I	Class S
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed only on shares held for less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Acquired Fund Fees and Expenses(1)	0.10%	0.10%
Distribution (12b-1) fees	None	0.25%
Total Annual Fund Operating Expenses (1)	1.35%	1.60%
Fee Waiver(2)	(0.35)%	(0.35)%
Total Annual Fund Operating Expenses After Fee Waiver	1.00%	1.25%

(1)

The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses represent fees and expenses incurred indirectly by the Fund as a result of its investment in shares of investment companies.

(2)

Sit Investment Associates, Inc. (the “Adviser”) has agreed to management fee waivers for Class I and Class S shares equal to 0.35% through June 30, 2024. Until such date, the waivers cannot be terminated without approval by the Fund’s Board of Directors. After June 30, 2024, the Adviser may elect to extend, modify or terminate the fee waivers.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $100,000 in Class I shares of the Fund and $10,000 in Class S shares of the Fund for the time periods indicated, that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you redeem all of your shares at the end of those periods. This Example reflects the current fee waivers in effect for the 1-Year period. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$1,125	$3,955	$7,100	$16,014

Class S	$128	$474	$844	$1,882

Summary — Sit Small Cap Dividend Growth Fund

PORTFOLIO TURNOVER

The Fund pays transactions costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.47% (both classes) of the average value of the portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities (including Treasury bills, notes and bonds), and closed-end investment companies.

The Fund’s benchmark index to be used in connection with the Fund’s investment objective is the Russell 2000® Index, and such benchmark index may be changed from time to time with approval of the Fund’s Board of Directors. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization).

Small cap stocks are issued by companies with capitalizations at the time of purchase of up to $3 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months. As of September 30, 2022, the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months was $25.3 billion.

The Adviser invests in dividend paying, growth-oriented companies it believes exhibit the potential for growth and growing dividend payments. The Adviser believes that a company’s earnings growth is a primary determinant of its potential long-term return, and that a record of increasing dividend payments is a strong indicator of financial health and growth prospects. The Adviser considers several factors in its evaluation of a company’s potential for above average long-term earnings, revenue, and dividend growth, including:

>	a record of paying dividends,

>	strong prospects for growing dividend payments indicated in part by growing earnings and cash flow,

>	unique product or service,

>	growing product demand,

>	dominant and growing market share,

>	management experience and capabilities, and

>	strong financial condition.

Since stocks that pay dividends tend to be less volatile and may not experience the same capital appreciation as stocks that don’t pay dividends, the Fund’s diversified portfolio of dividend paying stocks is expected to have lower volatility than that of the Russell 2000® Index, but with a higher dividend yield and greater prospects for dividend growth.

The Fund may invest up to 20% of its net assets in securities of issuers domiciled outside the U.S.

The Fund may invest in open-end investment companies (mutual funds) and closed-end investment companies which invest in the same types of securities in which the Fund may invest directly.

When selling equity securities for the Fund, the Adviser considers several factors, including changes in a company’s fundamentals, anticipated earnings, anticipated dividend payments and financial position.

Summary — Sit Small Cap Dividend Growth Fund

PRINCIPAL INVESTMENT RISKS

You could lose money by investing in the Fund. The principal risks of investing in the Fund are listed below. Different risks may be more significant at different times, depending on market conditions or other factors.

>	Market Risk: The market value of securities may fall, sometimes rapidly and unpredictably. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the markets(s) generally. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and potentially increase the risks described herein.

The public health crisis caused by the novel coronavirus disease known as COVID-19 has severely impacted business activity in virtually all economies, markets, and sectors and negatively impacted the value of many financial and other assets. The COVID-19 outbreak has resulted in numerous disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. These events could have a significant impact on the Fund’s performance, as well as the performance and viability of issuers in which it invests. Although vaccines for COVID-19 are available, the full impacts of the pandemic are unknown and the pace of recovery may vary from market to market. Similar consequences could arise as a result of the spread of other infectious diseases.

>	Dividend Paying Company Risk: The Fund’s income objective may limit its ability to appreciate during a broad market advance because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks. In addition, stocks held by the Fund may reduce or stop paying dividends which could affect the Fund’s ability to generate income.

>	Small Cap Stock Risk: Stocks of smaller companies involve substantial risk. Prices of small cap stocks may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Additionally, for certain small cap stocks, there may also be limited liquidity or trading opportunities at a favorable price or time.

>	Growth Style Investing Risk: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Fund invests in growth style stocks. The Fund’s performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

>	Sector Risk: To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market or region, an adverse economic, business or political development affecting that sector or region may affect the value of the Fund’s investments more, and the Fund’s investments may be more volatile, than if its investments were not so concentrated in such economic sector or geographic region.

>	International Investing Risk: Because the Fund may invest in foreign securities, there is an international investing risk. International investing involves risks not typically associated with investing in U.S. securities which may adversely affect the Fund’s investment. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

>	Investment Company Risk: To the extent that the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operation expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses. In addition, the ability of the Fund to achieve its investment objective will partially depend upon the ability of the acquired fund to achieve its investment objective.

>	Management Risk: A strategy used by the investment management team may not produce the intended results.

>	Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber attacks or other cybersecurity breaches.

HISTORICAL PERFORMANCE

The following bar chart and table provide information on the Fund’s volatility and performance. The Fund’s past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Class I shares.

Summary — Sit Small Cap Dividend Growth Fund

The table below compares the Fund’s performance over different time periods to that of the Fund’s benchmark index, which is a broad measure of market performance. The table includes returns both before and after taxes. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class I shares; after-tax returns for Class S shares will vary.

The performance information reflects Fund expenses, and assumes that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced. The benchmark is an unmanaged index, has no expenses, and it is not possible to invest directly in an index. Updated performance information is available at the Fund’s website at www.sitfunds.com or by calling 800-332-5580.

Annual Total Returns for calendar years ended December 31 (Class I)

The Fund’s year-to-date return as of 9/30/22 (not annualized) was -24.41% .

Best Quarter: 22.42% (4Q20)

Worst Quarter: -24.58% (1Q20)

Average Annual Total Returns for periods ended December 31, 2021

Sit Small Cap Dividend Growth Fund	1 Year	5 Years	Life of Fund(1)
Class I Return before taxes (inception 3/31/15)	23.58%	11.47%	10.30%
Class I Return after taxes on distributions	21.20%	10.74%	9.69%
Class I Return after taxes on distributions and sale of Fund shares	15.55%	9.04%	8.21%
Class S Return before taxes (inception 3/31/15)	23.27%	11.19%	10.03%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	14.82%	12.02%	10.47%
(1)	The Fund commenced investment operations on March 31, 2015.

INVESTMENT ADVISER AND PORTFOLIO MANAGERS

Sit Investment Associates, Inc. serves as the Fund’s investment adviser. The Fund’s investment decisions are made by a team of portfolio managers and analysts who are jointly responsible for the day-to-day management of the Fund.

The primary portfolio managers of the Fund are:

Roger J. Sit, Chairman and President. Mr. Sit has served as Chief Investment Officer of the Fund since its inception on March 31, 2015.

Kent L. Johnson, Vice President – Investments. Mr. Johnson has served as Portfolio Manager of the Fund since its inception on March 31, 2015.

Summary — Sit Small Cap Dividend Growth Fund

Robert W. Sit, Vice President – Research and Investment Management of the Adviser. Mr. Sit has served as Portfolio Manager of the Fund since its inception on March 31, 2015.

Michael T. Manns, Vice President – Research and Investment Management of the Adviser. Mr. Manns has served as Portfolio Manager of the Fund since its inception on March 31, 2015.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for Class S shares of the Fund is $5,000, and the minimum initial investment for Class I shares of the Fund is $100,000. The minimum subsequent investment for either share class is $100. The Fund’s shares are redeemable. In general, you may buy or redeem shares of the Fund on any business day by mail (Sit Mutual Funds, P.O. 534459, Pittsburgh, PA 15253-4459) or by phone (1-800-332-5580).

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, which may be taxable upon withdrawal from the tax-deferred arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the financial intermediary may impose account charges. The Fund and its related companies may also pay that intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your intermediary or visit your intermediary’s website for more information.

5	SSCDX-SDFSX Sum Pro 11-1-22